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                         AMENDMENT TO SUPPLY AGREEMENT

                  This Amendment to Supply Agreement (this "Amendment") is entered into as of March 30, 2000, between HORIZON Pharmacies, Inc., a Delaware corporation ("Horizon"), and McKesson HBOC, Inc., a Delaware corporation formerly known as McKesson Corporation ("McKesson").

                                    RECITALS

                  WHEREAS, Horizon and McKesson are parties to that certain Strategic Partnership Supply Agreement dated as of April 30, 1998, as amended by that certain letter agreement dated April 14, 1999 (as so amended, the "Supply Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Supply Agreement.

                  WHEREAS, Horizon has requested certain waivers and consents under the Supply Agreement and the Credit Agreement dated as of July 2, 1998 between Horizon and Mckesson (as amended from time to time, the "Credit Agreement"), and McKesson is willing to grant such waivers and consents on certain terms and conditions, including the execution and delivery of this Amendment.

                  NOW, THEREFORE, in consideration of the promises and agreements, provisions and covenants herein contained, and the granting of the waivers and consents referred to above, the parties hereto agree as follows:

SECTION 1.    AMENDMENT TO SUPPLY AGREEMENT

                  The Supply Agreement is hereby amended by deleting therefrom the "45 Day Extended Payment Terms" referred to in Section 4.A of the Supply Agreement, effective as of June 1, 2000. Horizon shall have the choice of the other options set forth in Section 4.A of the Supply Agreement and agrees that by June 1, 2000, it will be in full compliance with the option chosen for all amounts incurred prior to June 1, 2000.

SECTION 2.    MISCELLANEOUS

         A. Reference to and Effect on the Supply Agreement.

                  (i) Each reference in the Supply Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Supply Agreement, and each reference in the Loan Documents (as defined in the Credit Agreement) to the "Supply Agreement", "thereunder", "thereof" or words of like import referring to the Supply Agreement shall mean and be a reference to the Supply Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Supply Agreement shall remain in full force and effect and are hereby ratified and confirmed.

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         B. COSTS AND EXPENSES. The Horizon covenants to pay to or reimburse
McKesson, upon demand, for all costs, out-of-pocket expenses and reasonable attorneys' fees expended or incurred by McKesson in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by a party of a facsimile transmitted document purportedly bearing the signature of the other party shall bind the other party with the same force and effect as the delivery of a hard copy original. Any failure by a party to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the other party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             HORIZON PHARMACIES, INC.

                             By:  /s/ Ricky D. McCord
                                ---------------------------------------------
                             Title:  CEO & President
                                   ------------------------------------------

                             McKESSON HBOC, INC.

                             By:     /s/ Alan Pearce
                                ---------------------------------------------
                             Title:  Senior Vice President Financial Services
                                   ------------------------------------------


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